Exhibit 10.26

Amendment Agreement

(Ref. No.: CL201511002-001)

Belonging to: Facility Agreement

(Ref. No.: CL201511002)

Part I Execution Page	Agreement Ref. No.: CL201511002-001

Execution Page

Financing Bank	Client

SPD SILICON VALLEY BANK CO., LTD.	Beijing Secoo Trading Limited

with address at	with address at

21/F, Block B, Baoland Plaza,	Room 2405, Building No. 31, No. 25, Yuetan
No. 588, Dalian Road, Shanghai 200082	North Street, Xicheng District, Beijing

hereinafter referred to as “Financing Bank”	hereinafter referred to as “Client”

The parties above hereby agree to and accept all terms and conditions set forth in this Amendment Agreement. The Client hereby confirms that sufficient interpretations and explanations have been made by the Financing Bank in relation to the clauses hereunder and all of them have been understood, agreed and acknowledged by the Client completely.

Accordingly, the above parties execute as follows:

/s/ Harvey Lum	/s/ Richard Rixue Li
Financing Bank’s Authorized Signature	Client’s Authorized Signature
on behalf of	on behalf of
Seal	Seal
Date 2017.05.11	Date 2017.05.11

Execution Page

Client 2	Client 3

KUTIANXIA (BEIJING) INFORMATION	Shanghai Secoo E-commerce Limited
TECHNOLOGY CO., LTD.

with address at	with address at

Room 2407, Building No. 31, No. 25, Yuetan North Street, Xicheng District, Beijing	Room 3004, Building No. 3, No. 1188, Yongjing Road, Jiading District, Shanghai

Together with other “Client(s)” signed under this Agreement, hereinafter collectively referred to as “Client”	Together with other “Client(s)” signed under this Agreement, hereinafter collectively referred to as “Client”

The parties above hereby agree to and accept all terms and conditions set forth in this Amendment Agreement. The Client hereby confirms that sufficient interpretations and explanations have been made by the Financing Bank in relation to the clauses hereunder and all of them have been understood, agreed and acknowledged by the Client completely.

Accordingly, the above Client(s) execute as follows:

/s/ Richard Rixue Li	/s/ Richard Rixue Li
Client’s Authorized Signature	Client’s Authorized Signature
on behalf of	on behalf of
Seal	Seal
Date 2017.05.11	Date 2017.05.11

Part II Context	Agreement Ref. No.: CL201511002-001

TERMS AND CONDITIONS

Whereas,

SPD SILICON VALLEY BANK CO., LTD. (as financing bank) and the Client (as borrower) have entered into a Facility Agreement (“Facility Agreement”) dated May 11th, 2016 (Ref. No. CL201511002) and other related documents (together with any modification, amendment, supplement of/to the foregoing, hereinafter as the “Finance Documents”). Pursuant to the Finance Documents, the Financing Bank agrees to make available to the Client the facility up to RMB50,000,000.00 (hereinafter as the “Facility”). Based on the foregoing, the parties hereby further agree to reach the amendment and/or supplementary clause as below (hereinafter as the “Amendment Agreement”).

1.     The parties hereby irrevocably confirm the following amendment clauses below:

(1)   The contents of “Facility Amount” in Part II Special Provision of the Facility Agreement quoted below:

QUOTE

TOTAL FACILITY AMOUNT:

Facility Amount	RMB 50,000,000.00

IN WORDS: RMB FIFTY MILLION

Base Currency: RMB

Optional Currency: N/A

UNQUOTE

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

QUOTE

TOTAL FACILITY AMOUNT:

Facility Amount	RMB 70,000,000.00

IN WORDS: RMB SEVENTY MILLION ONLY

Base Currency: RMB

Optional Currency: N/A

UNQUOTE

(2)         The contents of “Facility Validity Period/ Final Maturity Date” in Part II Special Provision of the Facility Agreement quoted below:

QUOTE

FINAL MATURITY DATE:

Facility Validity Period/Final Maturity Date	12 months from the execution date of this agreement

UNQUOTE

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

QUOTE

FINAL MATURITY DATE:

Facility Validity Period/Final Maturity Date	24 months from the execution date of this amendment agreement

UNQUOTE

(3)         The contents of ‘‘Product Type” in Part II Special Provision of the Facility Agreement quoted below:

QUOTE

Product Type	NON-FORMULA LOAN (Short-term Working Capital Loan)

UNQUOTE

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

QUOTE

NON-FORMULA LOAN (Short-term Working Capital Loan)
Product Type
TERM LOAN (Mid-term Working Capital Loan)

UNQUOTE

(4)         The contents of “General Financial Covenants for all product-types” in Part II Special Provision of the Facility Agreement quoted below:

QUOTE

The client shall confirm that, Secoo Holding Limited (Company No. AT-25038, the Guarantor under this Agreement) shall maintain on a consolidated basis:

1)    Minimum Cash of: RMB160,000,000.00 minimum unrestricted cash at all time.

2)    Minimum Quarterly Revenue of:

Q1’2016:	USD	50,000,000.00
Q2’2016:	USD	80,000,000.00
Q3’2016:	USD	120,000,000.00
Q4’2016:	USD	170,000,000.00
Q1’2017:	USD	65,000,000.00

3)             EBITDA:

Minimum Quarterly EBITDA of:

Q1’2016:	USD	(6,000,000.00)
Q2’2016:	USD	(5,500,000.00)
Q3’2016:	USD	(3,000,000.00)
Q4’2016:	USD	500,000.00
Q1’2017:	USD	500,000.00

Note: Financial covenants for 2017 will be revisited upon receipt and review of 2017 board-approved (updated) plan.

UNQUOTE

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

QUOTE

The client shall confirm that, Secoo Holding Limited (Company No. AT-25038, the Guarantor under this Agreement) shall maintain and achieve on a consolidated basis:

1)    Minimum Quarterly Unrestricted Cash of:

Q1’2017:	RMB	140,000,000.00
Q2’2017:	RMB	140,000,000.00
Q3’2017:	RMB	160,000,000.00
Q4’2017:	RMB	160,000,000.00
Q1’2018:	RMB	140,000,000.00

2)    Minimum Quarterly Net Income of:

Q1’2017:	RMB	5,000,000.00
Q2’2017:	RMB	3,000,000.00
Q3’2017:	RMB	4,000,000.00
Q4’2017:	RMB	5,000,000.00
Q1’2018:	RMB	5,000,000.00

3)             a) To fully close a new round of financing representing minimum investment of RMB350,000,000.00 or equivalent by December 31st, 2017 or b) To successfully complete IPO listing by December 31st, 2017.

Note: Financial covenants for 2018 will be revisited upon receipt and review of 2018 board-approved (updated) plan.

UNQUOTE

(5)   The contents of “Others” in Part II Special Provision of the Facility Agreement quoted below:

QUOTE

Upon entering into this Agreement, each Client under this Agreement shall:

1)             submit Monthly Company prepared consolidated financial statements within 30 days of each month end;

2)             submit Monthly Company prepared consolidated Return Rate Report or E-mail confirmation within 30 days of each month end;

3)             submit Monthly Compliance Certificate within 30 days of each month end;

4)             submit Quarterly consolidated Inventory Report within 30 days of each quarter end;

5)             submit Quarterly Bank Statements of top three bank accounts in terms of deposit and accounts with deposit over USD1,000,000.00 within 30 days of each quarter end;

6)             submit Annual CPA-Audited consolidated financial statements within 270 days from year end;

7)             submit Annual Board-approved consolidated financial projections within 15 days from Board approval;

8)             submit such other reports which may be reasonably requested by the Financing Bank.

UNQUOTE

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

QUOTE

Upon entering into this Agreement, each Client under this Agreement shall:

1)             submit Monthly Company prepared consolidated financial statements within 30 days of each month end;

2)             submit Monthly Compliance Certificate within 30 days of each month end;

3)             submit Annual CPA-Audited consolidated financial statements within 270 days from year end;

4)             submit Annual Board-approved consolidated financial projections within 15 days from Board approval;

5)             submit such other reports which may be reasonably requested by the Financing Bank,

UNQUOTE

(6)   The contents quoted below shall be added into “Others” in Part II Special Provision of the Facility Agreement:

QUOTE

The Financing Bank is entitled to charge the Violation Fee when (i) the Client requires to prepay the loan; or (ii) the Client violates this Agreement.

The Violation Fee shall be calculated as below:

(i)    Regarding the prepayment:

Refer to the Fee under Product Type: Term Loan (Mid-term Working Capital Loan) of the Part IV Specification.

(ii)   Regarding the violation of this agreement:

When the Client violates the terms or covenants of this Agreement and such Event of Default may cause the Financing Bank to issue an amendment agreement or a waiver letter, the violation fee shall be provided in such amendment agreement or waiver letter (however the maximum of the violation fee is 5% of Facility Amount).

UNQU0TE

(7)         The contents quoted below shall be added into “Others” in Part II Special Provision of the Facility Agreement:

QUOTE

Upon an occurrence of Liquidity Event, the Client need to pay RMB800,000.00 as a Success Fee calculated as follows to the Financing Bank.

The amount of Success Fee is calculated as: (9% * RMB20,000,000.00) * [(Targeted valuation upon IPO – Post Money valuation of last round (Series E round) / Post Money valuation of last round (Series E round)].

Targeted valuation upon IPO equals USD 800,000,000.00.

Post Money valuation of last round (Series E round) equals USD 550,000,000.00.

Liquidity Event is defined as i) IPO filing or ii) acquisition by another entity.

Payment Terms: The success fee is payable upon the occurrence of Liquidity Event but shall no later than Final Maturity Date of the Facility Agreement.

UNQUOTE

(8)         The contents of “Maturity Date of the Loan Limit” of “Product Type: Non-formula Loan (Short-term Working Capital Loan)” in Part IV Specification of the Facility Agreement quoted below:

QUOTE

Maturity Date of the Loan Limit	12 months from the execution date of this agreement

UNQUOTE

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

QUOTE

Maturity Date of the Loan Limit	12 months from the execution date of this amendment agreement

UNQUOTE

(9)         The contents of “Interest Rate” of “Product Type: Non-formula Loan (Short-term Working Capital Loan)” in Part IV Specification of the Facility Agreement quoted below:

QUOTE

Interest Rate                                                                                                                          the PBOC Base Interest Rate plus a Margin of 1.40% (p.a.) (however subject to the permission of laws and applicable regulatory policies)

(the final applicable interest rate for each drawdown hereof shall be that stated in the written or drawdown confirmation by the Financing Bank.

UNQUOTE

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

QUOTE

Interest Rate                                                                                                                        a)    Before closing and funding of the new round and deposit at least USD100,000,000.00 into the accounts which opened in the Financing Bank:

the PBOC Base Interest Rate plus a Margin of 3.0% (p.a.) (however subject to the permission of laws and applicable regulatory policies)

b)             After closing and funding of the new round and deposit at least USD100,000,000.00 into the accounts which opened in the Financing Bank:

the PBOC Base Interest Rate plus a Margin of 2.0% (p.a.) (however subject to the permission of laws and applicable regulatory policies)

Note: After achieving the condition of closing and funding of the new round and deposit at least USD100,000,000.00 into the accounts which opened in the Financing Bank, all the loan outstanding which applied to Interest Rate a) shall be applied to Interest Rate b) from the beginning of the next Interest Period.

(the final applicable interest rate for each drawdown hereof shall be that stated in the written or drawdown confirmation by the Financing Bank.)

UNQUOTE

(10) The contents quoted below shall be added into Part IV Specification of the Facility Agreement:

QUOTE

Specification

Product Type: Term Loan (Mid-term Working Capital Loan)	Category: Mid-term Finance

This Specification is used for the granting of the Term Loan for working capital finance purpose. Each Term Loan shall be in compliance with the terms and conditions set forth below.

Term Loan Limit	Base Currency	Optional Currency
Amount:
	RMB 20,000,000.00	Currency 1	N/A
	in words:	Currency 2	N/A
	RMB TWENTY MILLION ONLY	Currency 3	N/A

Revolving	Non-revolving

Commitment	Uncommitted Facility

Availability Period	Available before the Maturity Date of the Loan Limit of the Specification

Purpose	To finance daily working capital needs

Maturity Date of the Loan Limit	24 months from the execution date of this amendment agreement

Minimum Drawdown Amount	N/A	N/A

Loan Tenor Period (Month)	Up to 24 months allowed	N/A

Interest Rate	the PBOC Base Interest Rate plus a Margin of 2.0% (p.a.) (however subject to the permission of laws and applicable regulatory policies)

(The final applicable interest rate for each drawdown hereof shall be that stated in the written or drawdown confirmation by the Financing Bank)

Interest Period (Month)	1	N/A

Minimum Prepayment Amount	N/A	N/A

Penalty Interest Rate	Overdue Penalty Rate:
150% of the Applicable Interest Rate

Misappropriation Penalty Rate:

150% of the Applicable Interest Rate
Fee

(a) if such prepayment is made or to be made within the first 12-month after the First Drawdown Date (as define in paragraph (c) below), the violation fee will be calculated as: 2% of the principal amount prepaid or to be prepaid;

(b) if such prepayment is made or to be made within the second 12-month after the First Drawdown Date (as define in paragraph (c) below), the violation fee will be calculated as: 1% of the principal amount prepaid or to be prepaid;

(c) For avoidance of doubt, the First Drawdown Date mentioned in the preceding paragraph (a) or (b), refers to the date on which any of the Clients under this Agreement makes the drawdown of the facility under this Specification successfully.

Disbursement Method	Under this Specification, the accumulated amount of direct payment cannot exceed RMB4,000,000.00;

And, the rest amount under this Specification shall adopt Entrusted Payment.

The Financing Bank reserves the right to adjust or alter the loan proceeds disbursement method depending on the actual situation.

Repayment Date	Repayment schedule:

Before the actual date of 3 months from the execution date of this agreement, only interest is required to be paid (no principal is required to be paid in such period); After the maturity of the actual date previously mentioned, the principal should be repaid as Installment Repayment Scheme with Repayment Amount of

Fixed monthly Principal plus related Interest; ((Equal P) + I).
(Detailed repayment schedule of principal and interest provided otherwise)

Financial Covenants
Other stipulations(if any)

Purpose

The Term Loan Limit is a sub-limit of the Total Facility Amount stipulated in Special Provision of this Agreement, which can only be used for the working capital purpose or the Client’s normal business operations, but cannot be used for investment(s) over fixed assets, equity or any others, or be used in areas or for purposes for which the production or operation is prohibited by the government. No misappropriation of the loan proceeds hereof is allowed, and the Financing Bank shall have the full right to examine and monitor the Client’s usage of the loan proceeds hereof at any time.

Drawdown

Unless otherwise stipulated in Part III - General Provision, the Client shall, at least 3 Business Days before the drawdown date, submit to the Financing Bank the Drawdown Notice (which shall contain a clause of payment authorization in case that the disbursement of loan is the Entrusted Payment Method; please see Schedules for reference format) for the approval by the Financing Bank. This Notice shall be in written form, completely and duly signed and sealed. The Notice shall be deemed irrevocable unless written consent for the Client’s withdrawal is given by the Financing Bank. If a designated drawdown date is not a Business Day, the drawdown shall be postponed to the first following Business Day.

Interest, Interest Calculation and Interest Payment

The applicable Interest Rate of each drawdown shall be calculated based on the following: (a) the PBOC Base Interest Rate and the corresponding adjustment range (by percentage or by specific margin, as the case may be) as recognized by the Financing Bank (for RMB facility); or (b) the base rate plus the margin as recognized by the Financing Bank; or (c) any other way of determining a rate of interest as agreed by the Financing Bank, and determined before the drawdown with a drawdown notice confirmed by the Financing Bank.

For each drawdown hereof, the interest shall be payable in

arrears on the last day of the respective Interest Period (the twentieth day of each month or any other date agreed by the Financing Bank, collectively the “Interest Payment Day”). The first Interest Period of each drawdown shall be calculated from the date of drawdown (“Starting Day”) to the most recent Interest Payment Day; If the last day of the Loan Tenor Period is not the last day of the last Interest Period, the interest for the final Interest Period shall be calculated through one Business Day prior to the last day of the Loan Tenor Period and paid on the last day of the Loan Tenor Period (the “Last Interest Payment Day”).

The interest shall accrue from day to day and shall be calculated at the above Interest Rate on the actual number of days elapsed; the daily interest rate shall be calculated based on the following formula: the interest rate (per annum) / 360.

If the Interest Period ends on a day which is not a Business Day, that Interest Period shall instead end on the next Business Day of that calendar month (if there is one) or the preceding Business Day (if there is none).

The Financing Bank may, on each Interest Review Day (as defined below), review the applicable interest rate in accordance with the market situation, and calculate and determine the new applicable interest rate by means of the method stated in this Specification, and apply such new interest rate to the beginning of the next Interest Period; the Financing Bank shall notify the Client of such change in interest rate promptly. For avoidance of any doubt, the “Interest Review Day” means the 20th day of each calendar month or any other date agreed by the Financing Bank; with respect to the facility other than RMB facility, the frequency of the Interest Review may be determined in accordance with the corresponding adjustment period of the interest rate (such as LIBOR or others) which is chosen to and applied for the drawdown.

Repayment

Unless otherwise agreed by the Financing Bank or stipulated herein, each drawdown under this Specification made by the Client shall be completely and fully repaid on the last day of the Loan Tenor Period or the maturity date of the Loan Limit specified in its drawdown notice (which shall be accepted by the Financing Bank). However, all outstanding amounts of drawdowns under this Specification shall be paid off on or before the Final Maturity Date (if stipulated) provided in this

Agreement.

Prepayment

The Client may make prepayments based on the minimum prepayment amounts requirements as stated above, by providing the Financing Bank with a written notice at least 3 Business Days before the intended prepayment date (however, a prepayment for all remaining loan outstanding amount will not be subject to the restriction of Minimum Prepayment Amount).

If, in the sole judgment of the Financing Bank, any financial covenant or stipulation provided in this Specification for the Client is breached or not abided by, then, unless such breaching or dissatisfaction has been cured or remedied by the Client to the satisfaction of the Financing Bank, the Financing Bank shall have the right to require the Client to immediately repay any or all of the debts under this Specification, so as to enable the Client to be back in compliance with the foregoing covenants under this Agreement; for the foregoing purpose, the Financing Bank shall be entitled to take any or all measures including but not limited to directly deduct any amount from any of the accounts of the Client.

All prepayments shall be applied towards the repayment of the principal in a reverse order of maturity. Besides, if any prepayment is not made by the Client on the corresponding Interest Review Day, then, the Client shall reimburse the Financing Bank with a break funding cost, which is calculated as below: the difference between (a) the interest that the Financing Bank may expect to receive from the prepayment day to the last date of the Loan Tenor Period of such drawdown, if such prepayment is not made, and (b) the interest that the Financing Bank could have earned if such prepayment amount were placed into the inter-bank market from the prepayment date to the last date of the Loan Tenor Period of such drawdown.

UNQUOTE

(11)  The contents of “Schedule 3” in Part V Schedule of the Facility Agreement shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

QUOTE

Schedule 3

COMPLIANCE CERTIFICATE

The Client(s) under this Agreement confirms and undertakes to the Financing Bank that:

a)             COMPLIANCE CERTIFICATE(S) would be completed and provided in accordance with the requirements of the Financing Bank during the period of this Agreement;

b)             any COMPLIANCE CERTIFICATE submitted by the Client(s) shall comply in substance with the format required by the Financing Bank (including the format set forth below or any further version notified by the Financing Bank).

COMPLIANCE CERTIFICATE

TO: SPD SILICON VALLEY BANK CO., LTD.	Date:

FROM: Beijing Secoo Trading Limited & KUTIANXIA (BEIJING) INFORMATION TECHNOLOGY CO., LTD. & Shanghai Secoo E-commerce Limited

The undersigned authorized officer of Beijing Secoo Trading Limited & KUTIANXIA (BEIJING) INFORMATION TECHNOLOGY CO., LTD. & Shanghai Secoo E-commerce Limited (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending          with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly Company prepared consolidated financial statements	Monthly within 30 days of each month end	Yes/No
Compliance Certificate	Monthly within 30 days of each month end	Yes/No
Annual CPA-Audited consolidated financial statements	Annually within 270 days from year end	Yes/No
Annual Board-approved consolidated financial projections	Within 15 days from board approval	Yes/No

Financial Covenant	Required	Actual	Complies
The client shall confirm that, Secoo Holding Limited (Company No. AT-25038, the Guarantor under this Agreement) shall maintain on a consolidated basis:
Minimum Quarterly Unrestricted Cash of:	Q1’2017: RMB140,000,000.00		Yes/No

Q2’2017:
RMB140,000,000.00

Q3’2017:
RMB160,000,000.00

Q4’2017:
RMB160,000,000.00

Q1’2018:
RMB140,000,000.00

Minimum Quarterly Net Income of:	Q1’2017:	Yes/No
RMB5,000,000.00

Q2’2017:
RMB3,000,000.00

Q3’2017:
RMB4,000,000.00

Q4’2017:
RMB5,000,000.00

Q1’2018:
RMB5,000,000.00

New Equity Round or IPO Listing:	a) To fully close a new round of financing representing minimum investment of RMB350,000,000.00 or equivalent by December 31st, 2017 or b) To successfully complete IPO listing by December 31st, 2017.	Yes/No

Note: Financial covenants for 2018 will be revisited upon receipt and review of 2018 board-approved (updated) plan.

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? (☐Yes ☐No)

If yes, provide copies of any such amendments or changes with this Compliance Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

COMPANY	BANK USE ONLY

Beijing Secoo Trading Limited

By:	Received by:
AUTHORIZED SIGNER
Name:	Date:

Title:	Verified:
AUTHORIZED SIGNER
Date:

	Compliance Status:	Yes	No

COMPANY

KUTIANXIA (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

By:

Name:

Title:

COMPANY

Shanghai Secoo E-commerce Limited

By:

Name:

Title:

UNQUOTE

2.              The Client hereby confirms that, at and until the execution date of the Amendment Agreement, no Events of Default or potential Events of Default are existing or continuing, and all representations and warranties made by any Client remain true and accurate in all material respects. Each representation and warranty made by the Client under the Finance Documents will continue to remain true, accurate and be in complete compliance after the execution of the Amendment Agreement and security documents (if any).

3.              This Amendment Agreement consists of the cover page, part I (execution page) and part II (context), which shall constitute an integrity. Unless otherwise stated hereunder, terms and definitions defined herein shall bear the same meaning ascribed to it in the Finance Documents.

4.              This Amendment Agreement shall constitute an integral part of the Finance Documents. In the event of any discrepancy between this Amendment Agreement and the Finance Documents, this Amendment Agreement shall prevail without prejudice to any other provisions of the Finance Documents. Matters not covered in this Amendment Agreement shall still be dealt with by the parties in compliance with the provisions of the Finance Documents.

5.              Any and all costs in relation to this Amendment Agreement including but not limited to legal fee and other cost, such as stamp duty charged under the PRC law for each original copy of this agreement and any attorney fee payable in relation to the planning, negotiation, execution and implementation of this Amendment Agreement, shall be borne by the Client.

6.              This Amendment Agreement shall come into force after it has been duly signed by the authorized person(s) of the Financing Bank and the Client(s) and sealed with common chops by both/all parties.

7.              This Amendment Agreement is written in both Chinese and English. In the event of any inconsistency between these two versions, the Chinese version shall prevail.

8.              This Amendment Agreement may be executed in TWO separate counterparts, each of which when so executed shall have equal legal effect. Each party may have one counterpart.

-END OF AMENDMENT AGREEMENT-

Confirmed by the Security Provider(s)(if any):

We have read and understood fully the contents of the previous Finance Documents and Amendment Agreement, and all related and necessary explanation have been given by the Financing Bank; we hereby confirm that we agree and accept the amendment stipulated above, and would continue to assume the security liabilities for the debts of the Clients after such amendments.

/s/ Richard Rixue Li	/s/ Richard Rixue Li
Security Provider(Guarantor)’s Authorized Signature on behalf of Secoo Holding Limited	Security Provider(Guarantor)’s Authorized Signature on behalf of Hong Kong Secoo Investment Group Limited.
Seal	Seal
Date 2017.05.11	Date 2017.05.11